SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 16, 2003

SKTF Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-49688 (Commission File Number)	33-0961488 (I.R.S. Employer Identification No.)

1059 E. Skyler Drive Draper, UT 84020 (Address of principal executive offices) (zip code)

(801) 361-7644 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 1.        Changes in Control of Registrant

Acquisition of Speedemissions, Inc.

On June 13, 2003, the Company entered into an Acquisition Agreement (the “Agreement”) with Speedemissions, Inc., a Georgia corporation (“SEM”) and its shareholders (the “SEM Shareholders”) which will result in a change of the Company’s management, Board of Directors, and ownership.

Pursuant to the terms of the Agreement, effective on June 16, 2003 (the “Closing Date”), the following occurred:

              in exchange for 100% of the stock of SEM, SKTF issued an aggregate of 9,000,000 shares of its common stock (the “SEM Shares”) to the SEM Shareholders, which after giving effect to the redemption of SKTF stock from Mr. Berg described below, represented 90% of the outstanding stock of SKTF;
             5,044,750 shares of SKTF common stock held by Carl Berg, the sole officer and director of SKTF prior to the effectiveness of the Agreement, were redeemed by SKTF (the “Berg Redeemed Shares”), and Mr. Berg resigned as an officer of SKTF;
             Carl Berg tendered his resignation as a director of SKTF, effective 10 days following the mailing of a Schedule 14F-1 Information Statement to the SKTF shareholders.
Voting Securities of the Company

As of June 16, 2003, after giving effect to the issuance of the SEM Shares and the cancellation of the Berg Redeemed Shares as set forth above, there were 10,000,000 shares of SKTF common stock issued and outstanding and held of record by 68 shareholders. Each share of SKTF common stock entitles the holder thereof to one vote on each matter which may come before a meeting of the shareholders.

The following table sets forth, as of June 16, 2003, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

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Common Stock
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Common Stock	Carl M. Berg (3) 1059 E. Skyler Drive Draper, UT 84020	505,250	5.1%

Common Stock	GCA Strategic Investment Fund Ltd. 106 Colony Park Drive, Suite 900 Cumming, GA 30040	7,800,000	78.0%

Common Stock	Richard A. Parlontieri (2) 1029 Peachtree Parkway North Suite 310 Peachtree City, GA 30269	600,000	6.0%
	All Officers and Directors as a Group (2 Persons)	1,105,250 (3)	11.1%

(1)    Based on 10,000,000 shares of common stock outstanding.

(2)    Indicates a Director of the Company.

(3)    Mr. Berg submitted his resignation as an officer and director of SKTF on June 16, 2003. His resignation as an officer was effective immediately. His resignation as a director will be effective on the 10th day following the mailing of this Information Statement to the SKTF shareholders.

Directors and Executive Officers

The following table sets forth the names and ages of the current and incoming directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name	Age	Position(s)

Carl M. Berg	35	Director (1)
Richard A. Parlontieri	57	Director (2), President, CEO, Secretary, and CFO

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(1)    Outgoing Officer or Director
(2)    Incoming Officer and Director

Carl M. Berg has served as the sole director and officer of SKTF since its inception. He also currently serves as a company executive with Sandlot Corporation, a startup subscription management software company. Sandlot is involved in managing subscription-based e-commerce. Mr. Berg has directed business initiatives as the Business Development Manager, which have resulted in growth of the company from 10 to 75 employees worldwide with offices in the U.S. and Windsor, United Kingdom. Prior to Sandlot Corporation, from 1992 to 1999, Mr. Berg served in various management positions in the technology division of Ameritech Corporation. His roles varied from the overall management of library automation implementation projects to directing the implementation division of roughly 75 technical staff. Job titles included Project Coordinator, Project Manager and Director of Implementation.

Richard A. Parlontieri was appointed to the Board of Directors and as an officer of SKTF in connection with the recent acquisition of Speedemissions, Inc. He is the founder and President/CEO of Speedemissions, an emissions testing and safety inspection company, headquartered in suburban Atlanta, Ga. He was the founder, Chairman and Chief Executive Officer of ebank.com, Inc., a publicly held bank holding company headquartered in Atlanta. ebank.com, which began as a traditional bank designed to deliver banking services in a non-traditional way, was the first internet bank to provide banking services focusing on small business owners. The Company opened in August 1998, and was named one of “The Best 100 Georgia Companies” in May 2000, by the Atlanta-Journal Constitution.

Prior to starting ebank, Mr. Parlontieri was President/CEO of Habersham Resource Management, Inc., a consulting firm with over 16 years experience in the financial services, mortgage banking, real estate, home health care and capital goods industries. While at Habersham Mr. Parlontieri co-founded and organized denovo (start-up) banks (including Fayette County Bank which was sold to Regions Financial Corporation) and completed strategic acquisitions or divestitures for banks, mortgage companies and real estate projects.

Mr. Parlontieri currently serves on the Georgia Emissions, Industry Advisory Board as Secretary. He also is a member of the Georgia Emissions Testing Association (GETA). Over the past several years he has spoken or given presentations at various conferences concerning the financial services industry and the Internet. These include the American Banker Online Financial Services in Cyberspace Conference, the Phoenix International Users Banking Conference, GE Capital Management Conference and the eFinancial World Conference.

Mr. Parlontieri is an active participant in community and civic organizations, including serving as a three-term city councilman in suburban Atlanta, a past two-term President of the local chapter of the American Heart Association, and was an Organizer/Director of the suburban YMCA.

Item 2.        Acquisition or Disposition of Assets

See Item 1 – Changes in Control of Registrant.

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Item 3. Bankruptcy or Receivership

Not applicable.

Item 4. Changes in Registrant’s Certifying Accountant
Not applicable.

Item 5.        Other Events
Not applicable.

Item 6.        Resignations of Directors and Executive Officers

Not applicable.
Item 7.        Financial Statements

The Company has not included pro forma financial statements for Speedemissions, Inc. with this filing, but will file an amended 8-K with those financial statements on or before August 30, 2003, as required.

Item 8. Change in Fiscal Year

Not applicable.

Item 9.        Regulation FD Disclosure

Not applicable.

EXHIBITS

Item No.	Description

2.1	Acquisition Agreement dated June 13, 2003 with Speedemissions, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2003	SKTF Enterprises, Inc.,
a Florida corporation
_______________________________________________________
By : Carl M. Berg
Its: President

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